EXHIBIT 10.34

                         LOAN  AND  SECURITY  AGREEMENT

                              Exelixis,  Inc.

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                                TABLE OF CONTENTS
                              -------------------


     HEADING                                                                        PAGE
     -------                                                                       -----

     1.    ACCOUNTING AND OTHER TERMS . . . . . . . . . . . . . . . . . . . . . . .    1

     2.    LOAN AND TERMS OF PAYMENT. . . . . . . . . . . . . . . . . . . . . . . .    1
           2.1    Promise to Pay . .  . . . . . . . . . . . . . . . . . . . . . . .    1
           2.2    Overadvances. . . . . . . . . . . . . . . . . . . . . . . . . . .    1
           2.3    Interest Rate, Payments . . . . . . . . . . . . . . . . . . . . .    2
           2.4    Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

     3.    CONDITIONS OF LOANS. . . . . . . . . . . . . . . . . . . . . . . . . . .    3
           3.1    Conditions Precedent to Initial Credit Extension. . . . . . . . .    3
           3.2    Conditions Precedent to all Credit Extensions . . . . . . . . . .    3

     4.    CREATION OF SECURITY INTEREST. . . . . . . . . . . . . . . . . . . . . .    3

     5.    REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . .    3
           5.1    Due Organization and Authorization. . . . . . . . . . . . . . . .    3
           5.2    Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
           5.3    Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
           5.4    No Material Adverse Change in Financial Statements. . . . . . . .    4
           5.5    Regulatory Compliance . . . . . . . . . . . . . . . . . . . . . .    4
           5.6    Full Disclosure . . . . . . . . . . . . . . . . . . . . . . . . .    4

     6.    AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . .    4
           6.1    Government Compliance . . . . . . . . . . . . . . . . . . . . . .    4
           6.2    Financial Statements, Reports, Certificates . . . . . . . . . . .    5
           6.3    Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
           6.4    Deposits. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
           6.5    Further Assurances. . . . . . . . . . . . . . . . . . . . . . . .    5

     7.    NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
           7.1    Dispositions. . . . . . . . . . . . . . . . . . . . . . . . . . .    5
           7.2    Changes in Business, Ownership, Management or Business Locations.    6
           7.3    Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . . . .    6
           7.4    Encumbrances. . . . . . . . . . . . . . . . . . . . . . . . . . .    6
           7.5    Distributions; Investments. . . . . . . . . . . . . . . . . . . .    6
           7.6    Transactions with Affiliates. . . . . . . . . . . . . . . . . . .    6
           7.7    Subordinated Debt.. . . . . . . . . . . . . . . . . . . . . . . .    6
           7.8    Compliance. . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

     8.    EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
           8.1    Payment Default.. . . . . . . . . . . . . . . . . . . . . . . . .    7
           8.2    Covenant Default. . . . . . . . . . . . . . . . . . . . . . . . .    7
           8.3    Material Adverse Change.. . . . . . . . . . . . . . . . . . . . .    7
           8.4    Attachment. . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
           8.5    Insolvency. . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
           8.6    Other Agreements. . . . . . . . . . . . . . . . . . . . . . . . .    7
           8.7    Judgments.. . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
           8.8    Misrepresentations. . . . . . . . . . . . . . . . . . . . . . . .    8

     9.    BANK'S RIGHTS AND REMEDIES . . . . . . . . . . . . . . . . . . . . . . .    8
           9.1    Rights and Remedies.. . . . . . . . . . . . . . . . . . . . . . .    8
           9.2    Power of Attorney.. . . . . . . . . . . . . . . . . . . . . . . .    8
           9.3    Bank Expenses.. . . . . . . . . . . . . . . . . . . . . . . . . .    8
           9.4    Bank's Liability for Collateral.. . . . . . . . . . . . . . . . .    9
           9.5    Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . .    9
           9.6    Demand Waiver . . . . . . . . . . . . . . . . . . . . . . . . . .    9

    10.    NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9

    11.    CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER . . . . . . . . . . . . . . .    9

    12.    GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
           12.1    Successors and Assigns . . . . . . . . . . . . . . . . . . . . .    9
           12.2    Indemnification. . . . . . . . . . . . . . . . . . . . . . . . .   10
           12.3    Time of Essence. . . . . . . . . . . . . . . . . . . . . . . . .   10
           12.4    Severability of Provision. . . . . . . . . . . . . . . . . . . .   10
           12.5    Amendments in Writing, Integration . . . . . . . . . . . . . . .   10
           12.6    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . .   10
           12.7    Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
           12.8    Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . .   10
           12.9    Attorneys' Fees, Costs and Expenses. . . . . . . . . . . . . . .   11

    13.    DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

EXHIBITS
--------
Exhibit  A  -  Description  of  Collateral
Exhibit  B  -  Loan  Payment/Advance  Request  Form
Exhibit  C  -  Form  of  Loan  Agreement  Supplement
Exhibit  D  -  Form  of  Compliance  Certificate

     This LOAN AND SECURITY AGREEMENT dated May 22, 2002, between SILICON VALLEY BANK, a California-chartered bank ("Bank") whose address is 3003 Tasman Drive, Santa Clara, California 95054, and EXELIXIS, INC., a Delaware corporation ("Borrower") whose address is 170 Harbor Way, P.O. Box 511, South San Francisco, California 94083, provides the terms on which Bank will lend to Borrower and Borrower will borrow from Bank. The parties agree as follows:

1.   ACCOUNTING  AND  OTHER  TERMS.
     -----------------------------

     Accounting terms not defined in this Agreement will be construed in accordance with GAAP. Calculations and determinations must be made in accordance with GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document.

2.   LOAN  AND  TERMS  OF  PAYMENT.
     -----------------------------

2.1  PROMISE  TO  PAY.
     ----------------

     Borrower promises to pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of all Credit Extensions.

2.1.1  EQUIPMENT  ADVANCES.
       -------------------

     (a) Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from the Closing Date until the Commitment Termination Date, equipment advances (the "Equipment Advances") in an aggregate amount not to exceed the Committed Equipment Line. When repaid, the Equipment Advances may not be re-borrowed. The proceeds of each Equipment Advance will be used solely to reimburse Borrower for 100% of the Original Stated Cost of Eligible Equipment purchased. Bank's obligation to lend hereunder shall terminate on the earlier of
(i) the occurrence and continuance of an Event of Default, or (ii) the Commitment Termination Date. For purposes of this Section 2.1.1, the maximum number of Equipment Advances that may be made is eight and the minimum amount of each Equipment Advance (except for the Initial Equipment Advance and the final Equipment Advance) shall be $500,000.

     (b) To obtain an Equipment Advance, Borrower will deliver to Bank, at least three (3) Business Days before the proposed funding date (the "Funding Date"), a completed supplement in the form attached as Exhibit C ("Loan Supplement") signed by a Responsible Officer or his or her designee and such additional information as Bank may request. On the Funding Date, Bank will specify in the Loan Supplement the Basic Rate, the periodic principal payments and the Payment Dates, all in accordance with the terms of this Agreement. If Borrower satisfies the conditions of the Equipment Advances specified herein, Bank will disburse such Equipment Advance by internal transfer to Borrower's deposit account with Bank. The Loan Supplement for each Equipment Advance shall be considered a promissory note evidencing the amounts due under such Equipment Advance.

2.2  OVERADVANCES.
     ------------

     If the Obligations under Sections 2.1.1 at any time exceed the Committed Equipment Line or the principal balance of the segregated securities account(s) required by Section 6.4 hereof at any time is less than 110% of the principal portion of the Obligations, then Borrower will be in an Overadvance to the extent of such excess amount. If Borrower is in an Overadvance, then Borrower shall immediately repay to Bank such excess amount.

2.3  INTEREST  RATE,  PAYMENTS.
     -------------------------

2.3.1  EQUIPMENT  ADVANCES.

     (a) Borrower will repay each of the Equipment Advances on the terms provided in the Loan Supplement for such Equipment Advance, effected through debits of Borrower's accounts as provided in Section 2.3.2 hereof. Borrower will make 48 equal monthly payments of principal in arrears, plus accrued and unpaid interest (collectively, "Scheduled Payments"), on the last Business Day of the month following the Funding Date (or commencing on the Funding Date, if the Funding Date is the last Business Day of the month) and continuing thereafter during the Repayment Period on the last Business Day of each calendar month (each, a "Payment Date"), and all then-outstanding principal and accrued and unpaid interest as to each Equipment Advance shall be due and payable in full on the Maturity Date for that Equipment Advance. Payments received after 12:00 noon, Pacific Time, are considered received at the opening of business on the next Business Day.

     (b) Borrower will pay interest on the Payment Dates at the per annum rate of interest equal to the Basic Rate, as the Basic Rate may from time to time change. Any amounts outstanding during the continuance of an Event of Default shall bear interest at a per annum rate equal to the Basic Rate plus five percent (5.00%). If any change in the law after the date of this Agreement increases Bank's expenses or decreases its return from the Equipment Advances, Borrower will pay Bank upon request the amount of such increase of expenses or an amount equal to the difference between Bank's anticipated return from the Equipment Advances and the decreased return actually received by Bank (as the case may be).

     (c) If the Equipment Advances are accelerated following the occurrence of an Event of Default, then Borrower will immediately pay to Bank, without duplication, (i) all unpaid Scheduled Payments (including principal and interest), (ii) all principal with respect to remaining Scheduled Payments (iii) all accrued unpaid interest, including the default rate of interest, to the date of the prepayment, and (iv) all other sums, if any, that shall have become due and payable with respect to the Equipment Advances.

     (d) Borrower shall have the option to prepay, without penalty or premium, the Equipment Advances in whole or in part at any time; provided, however, that Borrower (i) gives written notice to Bank of its election to prepay at least 30 days prior to such prepayment and (ii) pays, on the date of the prepayment, without duplication, (A) all unpaid Scheduled Payments (including principal and interest) with respect to the Equipment Advances to be prepaid, (B) such principal portion of the Equipment Advance as Borrower notified Bank was to be prepaid, (C) all unpaid accrued interest on the principal portion so prepaid to the date of the prepayment, and (D) all other sums, if any, that shall have become due and payable hereunder with respect to such principal portion so prepaid.

2.3.2  DEBIT  OF  BORROWER'S  ACCOUNTS.

     Bank will debit any of Borrower's deposit accounts, including Account Number 3300161062, for principal and interest payments, and any other amounts Borrower owes Bank when due. Bank will notify Borrower when it debits Borrower's accounts. Any such debits are not a set-off.

2.4  FEES.
     ----
     (a) Borrower will pay all Bank Expenses (including reasonable attorneys' fees and reasonable expenses) incurred through and after the date of this Agreement, provided, however, that Borrower's obligation to pay Bank Expenses incurred through the Closing Date shall be limited to $3,000. All Bank Expenses are due and payable upon demand from Bank.

     (b)  Borrower  will  pay  the  Loan  Fee  on  or  before  the Closing Date.

3.   CONDITIONS  OF  LOANS.

3.1  CONDITIONS  PRECEDENT  TO  INITIAL  CREDIT  EXTENSION.
     -----------------------------------------------------

     Bank's obligation to make the initial Credit Extension is subject to Bank's having received the agreements, documents and fees that it requires.

3.2  CONDITIONS  PRECEDENT  TO  ALL  CREDIT  EXTENSIONS.
     --------------------------------------------------

     Bank's obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

     (a) Bank shall have received any Loan Payment/Advance Request Form and any Loan Supplement.

     (b) The representations and warranties in Section 5 shall be true in all material respects on the date of the Payment/Advance Form and the Loan Supplement, and on the effective date of each Credit Extension, and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true in all material respects.

     (c) Borrower shall have opened its primary operating accounts with Bank and shall have opened a segregated investment account with the Bank's Investment Products and Services Division with a principal balance in an amount at all times equal to not less than 110% of the principal portion of the Obligations plus the amount of the requested Credit Extension(s).

4.   CREATION  OF  SECURITY  INTEREST.

     Borrower grants Bank a continuing first priority security interest in all presently existing and later acquired Collateral to secure all Obligations and the performance of each of Borrower's duties under the Loan Documents. Bank may place a "hold" on any deposit account and/or securities account pledged as Collateral. If this Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

5.   REPRESENTATIONS  AND  WARRANTIES.

     Borrower  represents  and  warrants  as  follows:

5.1  DUE  ORGANIZATION  AND  AUTHORIZATION.
     -------------------------------------

     Borrower and each Subsidiary is duly existing and in good standing in its jurisdiction of formation and is qualified and licensed to do business in, and in good standing in, each jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. Borrower is a Delaware corporation. The execution, delivery and performance by Borrower of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

5.2  COLLATERAL.
     ----------

     Borrower has good title to the Collateral, free of all Liens except the Lien in favor of the Bank.

5.3  LITIGATION.
     ----------

     Except as shown in the Schedules, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers, threatened by or against Borrower or any Subsidiary in which an adverse decision could reasonably be expected to cause a Material Adverse Change.

5.4  NO  MATERIAL  ADVERSE  CHANGE  IN  FINANCIAL  STATEMENTS.
     --------------------------------------------------------

     All separate or consolidated financial statements for Borrower and any Subsidiary delivered to Bank fairly present in all material respects such entity's separate and consolidated financial condition and separate and consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5  REGULATORY  COMPLIANCE.
     ----------------------

     Neither Borrower nor any Subsidiary, is an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Neither Borrower nor any Subsidiary, is engaged, as one of its material activities, in extending credit for margin stock (under Regulations T and U promulgated by the Board of Governors of the Federal Reserve System). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating or transporting any hazardous substance other than in a legal manner in substantial compliance with all environmental laws and regulations. Each of Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Each of Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

5.6  FULL  DISCLOSURE.
     ----------------

     No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank (taken together with all such written certificates and written statements to Bank) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading, it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected and forecasted results.

6.   AFFIRMATIVE  COVENANTS.

     Borrower will do all of the following for so long as Bank has an obligation to lend, or there are outstanding Obligations:

6.1  GOVERNMENT  COMPLIANCE.
     ----------------------

     Borrower will maintain its and all Subsidiaries' legal existence and good standing in its respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to result in a Material Adverse Change. Borrower will comply, and cause each Subsidiary to comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could reasonably be expected to cause a Material Adverse Change.

6.2  FINANCIAL  STATEMENTS,  REPORTS,  CERTIFICATES.
     ----------------------------------------------

     (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 45 days after the last day of each of the first three quarters of Borrower's fiscal year, company-prepared unaudited separate and consolidated balance sheets and income statements covering the separate and consolidated operations of Borrower and its Subsidiaries during the fiscal quarter (with the exception of when annual statements are due), certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available but no later than 90 days after the last day of Borrower's fiscal year, audited separate and consolidated financial statements for Borrower and all Subsidiaries prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) except as otherwise disclosed in filings with the U.S. Securities and Exchange Commission, a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $5,000,000 or more; and (iv) any Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission, within 10 days of such filing.

     (b) Concurrently with the delivery of the quarterly and annual financial statements, Borrower will deliver to Bank a Compliance Certificate in the form of Exhibit D, signed by a Responsible Officer.

6.3  TAXES.
     -----
     Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments (other than taxes and assessments which Borrower is contesting in good faith, with adequate reserves maintained in accordance with GAAP) and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.4  DEPOSITS.
     --------

     Borrower will at all times maintain its primary operating accounts with the Bank. In addition, Borrower will at all times maintain on deposit in a segregated securities account with Bank or its Investment Products and Service Division a principal balance in a value equal to at least 110% of the principal portion of the Obligations plus all requested Credit Extensions, the value of such account to be marked to market on a monthly basis. The balance in such account must be invested in a manner consistent with the Investment Policies approved by Borrower's Board of Directors dated April 28, 2000, or in mutual funds offered by Bank or one of its Affiliates.

6.5  FURTHER  ASSURANCES.
     -------------------

     Borrower will execute all further instruments and take all further actions as Bank reasonably requests to perfect or continue Bank's first priority security interest in the Collateral and to effect the purposes of this Agreement.

7.   NEGATIVE  COVENANTS.

     For so long as Bank has an obligation to lend or there are any outstanding Obligations, Borrower will not do any of the following to the extent that such actions impair Bank's Lien on the Collateral unless Borrower obtains Bank's prior written consent:

7.1  DISPOSITIONS.
     ------------

     Borrower will not convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), all or any part of its business or property, except for Transfers (i) of Inventory in the ordinary course of business, (ii) of licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business, or (iii) of worn-out or obsolete Equipment.

7.2  CHANGES  IN  BUSINESS,  OWNERSHIP,  MANAGEMENT  OR  BUSINESS  LOCATIONS.
     ------------------------------------------------------------------------

     Borrower will not, without the prior written consent of Bank, engage in any business other than the businesses currently engaged in by Borrower or businesses reasonably related thereto. Borrower will not, without at least 30 days prior written notice to Bank, relocate its chief executive office.

7.3  INDEBTEDNESS.
     ------------

     Borrower will not create, incur, assume or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.4  ENCUMBRANCES.
     ------------

     Borrower will not create, incur or allow to exist any Lien on any of its properties, or assign or convey any right to receive income (including the sale of any Accounts), or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest herein granted to Bank, subject to Permitted Liens.

7.5  DISTRIBUTIONS;  INVESTMENTS.
     ---------------------------

     Borrower will not directly or indirectly pay any dividends or make any distribution or payment related to, or redeem, retire or purchase any of, its capital stock, except for (i) dividends and distributions consisting solely of the capital stock of Borrower and (ii) repurchases of stock from former employees or directors of Borrower under the terms of applicable repurchase agreements or pursuant to Borrower's employee stock option plans as approved by Borrower's board of directors.

7.6  TRANSACTIONS  WITH  AFFILIATES.
     ------------------------------

     Borrower will not directly or indirectly enter into or permit any material transaction with any Affiliate, except transactions that are in the ordinary course of Borrower's business, on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

7.7  SUBORDINATED  DEBT.
     -------------------

     Borrower will not make or permit any payment on any Subordinated Debt except under the express terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt, without Bank's prior written consent.

7.8  COMPLIANCE.
     ----------

     Borrower will not become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940, or undertake as one of its material activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction (as defined in ERISA) to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower's business or operations (or the business or operations of Guarantor) or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8.   EVENTS  OF  DEFAULT.

8.1  PAYMENT  DEFAULT.
     ----------------

     Borrower fails to pay any of the Obligations within three Business Days after their due date. During the three-Business Day period, the failure to cure the default is not itself an Event of Default (but Bank shall have no obligation to make a Credit Extension during the three-Business Day period).

8.2  COVENANT  DEFAULT.
     -----------------
     (a) Borrower fails to perform any obligation under Section 6.4 of this Agreement, or violates any of the covenants in Article 7 of this Agreement, or

     (b) Borrower fails or neglects to perform, keep or observe any other material term, provision, condition, covenant or agreement in this Agreement, in any other Loan Documents or in any other present or future agreement between Borrower and Bank and, as to any default under such other term, provision, condition, agreement or covenant that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten-day period, and such default is likely to be cured within a reasonable time thereafter, then Borrower shall have an additional reasonable time period (which shall not in any case exceed ten additional days) to cure such default. During the ten-day period and (if applicable) the additional ten-day period, the failure to cure the default is not itself an Event of Default (but Bank shall have no obligation to make a Credit Extension during such periods).

8.3  MATERIAL  ADVERSE  CHANGE.
     -------------------------

     There occurs (i) a material adverse change in the business, operations or condition (financial or otherwise) of the Borrower, (ii) a material impairment of the prospect of repayment of any portion of the Obligations, or (iii) a material impairment to the value of, or the priority of Bank's Lien upon, the Collateral (or any material portion thereof).

8.4  ATTACHMENT.
     ----------

     Any material portion of Borrower's assets is attached, seized or levied on, or comes into possession of a trustee or receiver, and the attachment, seizure or levy is not removed, or the possession by a trustee or receiver is not terminated, in ten days; or Borrower is enjoined, restrained or prevented by court order from conducting a material part of its respective businesses; or a judgment or other claim becomes a Lien on a material portion of Borrower's assets; or a notice of lien, levy or assessment is filed against any of Borrower's assets by any government agency and not paid within ten days after Borrower receives notice thereof. None of the foregoing is an Event of Default if stayed or if a bond is posted pending contest by Borrower (but Bank shall have no obligation to make a Credit Extension during such stay period or pending contest).

8.5  INSOLVENCY.
     ----------

     Borrower becomes insolvent or begins an Insolvency Proceeding, or an Insolvency Proceeding is begun against Borrower and is not dismissed or stayed within 30 days (but Bank shall have no obligation to make a Credit Extension before any Insolvency Proceeding is dismissed).

8.6  OTHER  AGREEMENTS.
     -----------------

     There is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $1,000,000.

8.7  JUDGMENTS.
     ---------

     A money judgment(s) in the aggregate of at least $5,000,000 is rendered against Borrower and is unsatisfied and unstayed for ten days (but Bank shall have no obligation to make a Credit Extension before the judgment is stayed or satisfied).

8.8  MISREPRESENTATIONS.
     ------------------

     Borrower, or any Person acting for Borrower, makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or in order to induce Bank to enter this Agreement or any Loan Document.

9.   BANK'S  RIGHTS  AND  REMEDIES.

9.1  RIGHTS  AND  REMEDIES.
     ---------------------

     When an Event of Default occurs and any period for cure has expired Bank may, without notice or demand, do any or all of the following:

     (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

     (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

     (c) Make any payments and do any acts that Bank considers necessary or reasonable to protect its security interest in the Collateral;

     (d) Apply to the Obligations, after first applying the balances of the segregated investment accounts thereto, any (i) balances and deposits of Borrower that Bank holds, and (ii) amounts held by Bank owing to or for the credit or the account of Borrower; and

     (e)  Dispose  of  the  Collateral  according  to  the  Code.

9.2  POWER  OF  ATTORNEY.
     -------------------

     Borrower irrevocably appoints and constitutes Bank as its lawful attorney-in-fact, with full power and in the name of Borrower, to do all of the following upon the occurrence and continuation of an Event of Default: (i) endorse Borrower's name on any checks or other forms of payment or security; and
(ii) transfer the Collateral into the name of Bank or a third party as the Code permits. Notwithstanding the foregoing, Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney-in-fact, and all of Bank's rights and powers, are coupled with an interest and irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3  BANK  EXPENSES.
     --------------

     If Borrower fails to pay any amount or furnish any required proof of payment to third persons, Bank may make all or part of the payment. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then-applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or constitute Bank's waiver of any Event of Default.

9.4  BANK'S  LIABILITY  FOR  COLLATERAL.
     ----------------------------------

     If Bank complies with reasonable banking practices and the Code, it shall not be liable for: (i) the safekeeping of the Collateral; (ii) any loss or damage to the Collateral; (iii) any diminution in the value of the Collateral; or (iv) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.5  REMEDIES  CUMULATIVE.
     --------------------

     Bank's rights and remedies under this Agreement, the other Loan Documents and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law and in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election or acquiescence. No waiver is effective unless signed by Bank, and then is only effective for the specific instance and purpose for which it was given.

9.6  DEMAND  WAIVER.
     --------------

     Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of accounts, documents, instruments, chattel paper and guaranties held by Bank on which Borrower is liable.

10.  NOTICES.

     All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, (postage prepaid, return receipt requested) or by telefacsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice thereof.

11.  CHOICE  OF  LAW,  VENUE  AND  JURY  TRIAL  WAIVER.

     California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12.  GENERAL  PROVISIONS.

12.1 SUCCESSORS  AND  ASSIGNS.
     ------------------------

     This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent, which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2 INDEMNIFICATION.
     ---------------

     Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (i) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (ii) all losses and Bank Expenses incurred or paid by Bank from, following or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except in each case for losses caused by Bank's gross negligence or willful misconduct.

12.3 TIME  OF  ESSENCE.
     -----------------

     Time is of the essence for the performance of all obligations in this Agreement.

12.4 SEVERABILITY  OF  PROVISION.
     ---------------------------

     Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5 AMENDMENTS  IN  WRITING,  INTEGRATION.
     -------------------------------------

     All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the other Loan Documents.

12.6 COUNTERPARTS.
     ------------

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all of which, taken together, constitute one Agreement.

12.7 SURVIVAL.
     --------

     All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8 CONFIDENTIALITY.
     ---------------

     In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, and disclosure of information may be made by Bank: (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower; (ii) to prospective transferees or purchasers of any interest in the Loan Documents (provided, however, Bank shall use commercially reasonable efforts in obtaining such prospective transferee or purchasers agreement of the terms of this provision);
(iii) as required by law, regulation, subpoena or other order; (iv) as required in connection with Bank's examination or audit; and (v) as Bank considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (i) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (ii) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9 ATTORNEYS'  FEES,  COSTS  AND  EXPENSES.
     ---------------------------------------

     In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

13.  DEFINITIONS.

     In  this  Agreement:

     "AFFILIATE" of a Person is a Person that owns or directly or indirectly controls the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

     "BANK EXPENSES" are all audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals and Insolvency Proceedings).

     "BASIC RATE" is, as to each Equipment Advance, the Prime Rate, as that rate shall change from time to time.

     "BORROWER'S BOOKS" are all of Borrower's books and records, including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

     "BUSINESS DAY" is any day that is not a Saturday, Sunday or other day on which the Bank is closed.

     "CLOSING  DATE"  is  the  date  of  this  Agreement.

     "CODE"  is  the  Uniform  Commercial  Code,  as  applicable.

     "COLLATERAL"  is  the  property  described  on  Exhibit  A.

     "COMMITTED EQUIPMENT LINE" is the principal sum of $16,000,000 of Equipment Advances.

     "COMMITMENT TERMINATION DATE" is the one-year anniversary of the Closing Date.

     "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

     "CREDIT EXTENSION" is each Equipment Advance or any other extension of credit made by Bank to Borrower or for Borrower's benefit.

     "DOLLARS"  and  "$"  is  United  States  dollars.

     "ELIGIBLE EQUIPMENT" is new or used general purpose computer equipment, office equipment, test and laboratory equipment and furnishings, as well as Other Equipment.

     "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

     "EQUIPMENT  ADVANCE"  is  defined  in  Section  2.1.1.

     "EQUIPMENT LOAN AMOUNT" is the amount of each Equipment Advance. "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

     "EVENT OF DEFAULT" is the occurrence of any event described in Article 8 but does not include any cure period provided therein.

     "FINANCED  EQUIPMENT"  is  defined  in  the  Loan  Supplement.

     "FUNDING DATE" is a date on which an Equipment Advance is made to or on account of Borrower.

     "GAAP" is generally accepted accounting principles, consistently applied over the period(s) in question.

     "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

     "INITIAL EQUIPMENT ADVANCE" is the first Equipment Advance under the Committed Equipment Line.

     "INSOLVENCY PROCEEDINGS" are proceedings by or against any Person under the United States Bankruptcy Code or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement or other relief.

     "INVESTMENT" is any beneficial ownership (including stock, partnership interest or other securities) of any Person, or any loan, advance or capital contribution to any Person.

     "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

     "LOAN DOCUMENTS" are, collectively, this Agreement, any note or notes, and any other present or future agreement between Borrower to or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

     "LOAN  FEE"  is  an  amount  equal  to  $80,000.

     "LOAN  SUPPLEMENT"  is  attached  as  Exhibit  C.
                                           ----------

     "MATERIAL  ADVERSE  CHANGE"  is  described  in  Section  8.3.

     "MATURITY DATE" is, as to each Equipment Advance, the last day of the Repayment Period for such Equipment Advance or, if earlier, the date of acceleration of the Equipment Advance by Bank following an Event of Default.

     "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts that Borrower owes to Bank now or later, including cash management services, letters of credit and foreign exchange contracts (if any) and including interest accruing after Insolvency Proceedings begin, and debts, liabilities or obligations of Borrower assigned to Bank.

     "ORIGINAL STATED COST" is (i), the original cost to the Borrower of the item of new Eligible Equipment net of any and all freight, installation, tax (except to the extent Eligible Equipment constitutes Other Equipment) or (ii) the fair market value assigned to such item of used Eligible Equipment by mutual agreement of Borrower and Bank at the time of making of an Equipment Advance.

     "OTHER EQUIPMENT" is leasehold improvements, taxes, freight, installation, intangible property such as computer software and software licenses, equipment specifically designed or manufactured for Borrower, other intangible property, limited use property and other similar property.

     "OVERADVANCE"  is  described  in  Section  2.2.

     "PERMITTED  INDEBTEDNESS"  is:

     (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

     (b) Indebtedness existing on the Closing Date that is acceptable to Bank and shown on the Schedules;

     (c)  Subordinated  Debt;

     (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

     (e) Indebtedness of Borrower to any Subsidiary and Contingent Obligations of any Subsidiary with respect to obligations of Borrower (provided that the primary obligations are not prohibited hereby), and Indebtedness of any Subsidiary to any other Subsidiary and Contingent Obligations of any Subsidiary with respect to obligations of any other Subsidiary (provided that the primary obligations are not prohibited by);

     (f) other Indebtedness not otherwise permitted by Section 7.4 not exceeding $1,000,000 in the aggregate outstanding at any time; and

     (g)  Indebtedness  secured  by  Permitted  Liens.

     "PERMITTED  INVESTMENTS"  are:

     (a) Investments existing on the Closing Date that are acceptable to Bank and shown on the Schedules;

     (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within two years from its acquisition, (ii) commercial paper maturing no more than one year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than one year after issue;

     (c) Investments consisting of Borrower's accounts receivable in the ordinary course of business;

     (d)  Investments  consisting  of loans to employees, officers or directors;

     (e) other Investments in accordance with Borrower's investment policies as approved in good faith by Borrower's board of directors; and

     (f) checking, savings, money market and investment accounts with Bank or an Affiliate of Bank.

     "PERMITTED  LIENS"  are:

     (a) Liens existing on the Closing Date that are acceptable to Bank and shown on the Schedules or arising under this Agreement or other Loan Documents;

     (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

     (c) purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment, provided that any such lien pertaining to Eligible Equipment that is financed by the Equipment Advances must be in favor of Bank;

     (d) licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a licensor or under any license or sublicense, if the licenses and sublicenses permit granting Bank a security interest;

     (e) leases or subleases granted in the ordinary course of Borrower's business, including in connection with Borrower's leased premises or leased property;

     (f)  Liens  in  favor  of  Bank  hereunder;

     (g) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.7; and

     (h) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness so secured may not increase.

     "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

     "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not the lowest rate at which Bank makes loans or otherwise extends credit.

     "REPAYMENT  PERIOD"  as  to  each  Equipment  Advance  is  48  months.

     "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

     "SCHEDULED  PAYMENTS"  is  described  in  Section  2.3.1(a).

     "SCHEDULES"  are  the  attached  schedules  of  exceptions.

     "SUBORDINATED DEBT" is debt incurred by Borrower that is subordinated to Borrower's Indebtedness owed to Bank and that is reflected in a written agreement in a manner and form acceptable to Bank and approved by Bank in writing.

     "SUBORDINATION AGREEMENT" shall mean one or more agreements in favor of Bank as senior creditor relating to Subordinated Debt.

     "SUBSIDIARY" is, for Borrower, any business entity of which more than 20% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by Borrower or one or more Affiliates of Borrower.

     IN WITNESS WHEREOF, each of the parties hereto has caused its duly authorized representative to execute and deliver this Agreement on the date first set forth above.

BANK:                                        BORROWER:
SILICON  VALLEY  BANK,                       EXELIXIS,  INC.,
a  California-chartered  bank                a  Delaware  corporation.

By: /s/ D. Edward Wohlleb                    By: /s/ Glen Y. Sato
    ------------------------------               ------------------------------
Name: D. Edward Wohlleb                      Name: Glen Y. Sato
      ----------------------------                 ----------------------------
Title: Vice President                        Title: CFO & VP Legal Affairs
       ---------------------------                  ---------------------------

                                    EXHIBIT A
                                   ----------

     The Collateral consists of all of Borrower's right, title and interest in and to the following:

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit and instruments held in segregated investment accounts with Bank or an affiliate of Bank, whether now owned or hereafter acquired, and all proceeds of any of the foregoing, and all of Borrower's Books relating to the foregoing.

                                    EXHIBIT B
                                    ---------
LOAN  PAYMENT/ADVANCE  REQUEST  FORM


FAX  TO:                                                     DATE:
          --------------------------                               ------------
-------------------------------------------------------------------------------
 Loan  Payment:
-
                                 EXELIXIS, INC.
From  Account  #                              To  Account  #
                 ----------------------                      ------------------
                  (Deposit  Account  #)                        (Loan Account #)

Principal  $                     and/or  Interest  $
            ---------------------                   ----------------------------
All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects to on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of the date:

AUTHORIZED  SIGNATURE:                           Phone  Number:
                      ---------------------------              --------------

--------------------------------------------------------------------------------

 LOAN  ADVANCE:
-

COMPLETE OUTGOING WIRE REQUEST SECTION BELOW IF ALL OR A PORTION OF THE FUNDS FROM THIS LOAN ADVANCE ARE FOR AN OUTGOING WIRE.

From  Account  #                              To  Account  #
                 ----------------------                      ------------------
                  (Deposit  Account  #)                        (Loan Account #)

Amount  of  Revolving  Advance  $
                                 ---------------------------------

All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects to on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of the date:


AUTHORIZED  SIGNATURE:                           Phone  Number:
                      ---------------------------              --------------

--------------------------------------------------------------------------------

OUTGOING  WIRE  REQUEST
COMPLETE ONLY IF ALL OR A PORTION OF FUNDS FROM THE LOAN ADVANCE ABOVE ARE TO BE WIRED.
Deadline  for  same  day  processing  is  12:00  p.m.,  P.T.

Beneficiary  Name:                         Amount  of  Wire:  $
                  -----------------------                      ----------------
Beneficiary  Bank:                         Account  Number:
                  -----------------------                      ----------------

City  and  Sate:
                -------------------------
Beneficiary  Bank  Transit  (ABA)  #:
                                     -- -- -- -- -- - --
Beneficiary Bank Code  (Swift,  Sort,  Chip,  etc.):
                                                     --------------------------

                          (FOR INTERNATIONAL WIRE ONLY)

Intermediary  Bank:                          Transit  (ABA)  #:
                   -------------------------                   ----------------
For  Further  Credit  to:
                         ------------------------------------------------------
Special  Instruction:
                      ---------------------------------------------------------
By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized  Signature:                    2nd Signature (If Required):
                      -------------------                             ---------
Print  Name/Title:                        Print  Name/Title:
                  ----------------------                     ------------------
Telephone  #                              Telephone  #
             ----------------------------                -- -------------------
-------------------------------------------------------------------------------

     EXHIBIT  C
     ----------
                        FORM OF LOAN AGREEMENT SUPPLEMENT
                        ---------------------------------

                        LOAN AGREEMENT SUPPLEMENT No. [ ]

LOAN  AGREEMENT  SUPPLEMENT No. [ ], dated        , 200  ("Supplement"), to the
                                           --------    --
Loan and Security Agreement dated as of May 22, 2002 (the "Loan Agreement) by and between the undersigned ("Borrower"), and Silicon Valley Bank ("Bank"). Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Loan Agreement. The Loan Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

Borrower  hereby  requests  an  Equipment  Advance  in  the  amount  of
$                    in  order  to  finance  the Eligible Equipment set forth on
 -------------------
Annex A hereto. Annex A (Eligible Equipment Schedule) and Annex B (Equipment Advance Terms Schedule) are attached hereto and incorporated herein for all purposes.

The proceeds of the Loan should be transferred to Borrower's account with Bank set forth below:

Bank  Name:     Silicon  Valley  Bank

Account  No.:
               ------------------------

Borrower hereby certifies that (i) the foregoing information is true and correct and authorizes Bank to endorse in its respective books and records the principal amount set forth in the Equipment Advance Terms Schedule; (ii) the representations and warranties made by Borrower in the Loan Agreement are true and correct in all material respects on the date hereof and will be true and correct in all material respects on such Funding Date; and (iii) no Event of Default has occurred and is continuing under the Loan Agreement. This Supplement may be executed by Borrower and Bank in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

This  Supplement  is  delivered  as  of  this  day and year first above written.

SILICON  VALLEY  BANK,                          EXELIXIS,  INC.,
a  California-chartered  bank                   a  Delaware  corporation


By:                                             By:
   -------------------------                       -------------------------
  Name:                                           Name:
       ---------------------                           ---------------------
  Title:                                          Title:
        --------------------                            --------------------

                                     Annex A
                                     -------
                           ELIGIBLE EQUIPMENT SCHEDULE
                           ---------------------------
     The Eligible Equipment being financed with the Equipment Advance as to which this Loan Agreement Supplement is being executed is listed below.

Description of Equipment                         Total Costs
------------------------                         -----------

                                     Annex B
                                     -------

                   EQUIPMENT ADVANCE TERMS SCHEDULE #________

Funding  Date:,           ,200
               -----------    --

Principal  Amount  of  Equipment  Advance  $
                                            --------------

Basic  Rate:  Prime  Rate  (floating)

Scheduled  Payment  Dates  and  Principal  Amounts*:

     Forty-eight (48) principal payments of $        due monthly in arrears from
                                             -------
           through          .
----------         ---------

Maturity  Date:
               -----------

                                    EXHIBIT D
                                    ---------
                             COMPLIANCE CERTIFICATE
                             ----------------------

TO:      SILICON  VALLEY  BANK
FROM:    EXELIXIS,  INC.
DATED:
         --------------------

     The undersigned authorized officer of Exelixis, Inc. ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement dated May 22, 2002 between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending on the date first set forth above with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

PLEASE  INDICATE  COMPLIANCE  STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


  REPORTING COVENANTS                       REQUIRED                     COMPLIES
------------------------------------------  --------------------------  -------------
  Quarterly financial statements + CC. . .  Quarterly within 45 days    Yes       No
        after the end of each of first
        three quarters of each Fiscal Year
Annual audited financial statements + CC    Within 90 days of FYE       Yes       No
  Forms 10K and 10Q. . . . . . . . . . . .  Within 10 days of filing    Yes       No


COMMENTS  REGARDING  EXCEPTIONS:  See  Attached.

Sincerely,

EXELIXIS,  INC.,
a  Delaware  corporation


--------------------------------------
SIGNATURE

--------------------------------------
TITLE

--------------------------------------
DATE

--------------------------------------------------------------------------------

BANK USE ONLY

Received  by:
             ------------------------
              AUTHORIZED SIGNER

Date:
     --------------------------------

Verified:
         ----------------------------
              AUTHORIZED SIGNER

Date:
     --------------------------------

Compliance Status:          Yes   No